COMSTOCK FUELS CONFIRMS BIOFUEL YIELDS IN EXCESS OF 100 GALLONS PER TONNE
AND CARBON INTENSITY SCORES BELOW 20

VIRGINIA CITY, NEVADA, OCTOBER 5, 2023 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced the achievement of two significant milestones, including biofuel production yields of more than 100 gallons per dry tonne of woody biomass as measured on a gasoline gallon equivalent basis (“GGE”), and market-leading, extremely low carbon intensity (“CI”) scores of 15 for Cellulosic Ethanol and the Company’s proprietary Hydrodeoxygenated Bioleum™ Oil (“HBO”).

HBO is a unique, compliant, drop-in biointermediate that is used in the production of Sustainable Aviation Fuel and Renewable Diesel Fuel. It has been verified to increase the diversity of hydroprocessed, fat-based feedstock and significantly reduce CI scores beyond what is commercially achievable today. The carbon intensity of fossil fuels is industry-benchmarked at between 80 and 95. A score of 15 demonstrates carbon reductions in excess of 80%. The Company will continue to publicly report these milestone achievements in 2024 and beyond as each new advancement is verified.

These advancements are continuing proof points of the Company’s commercial progress. They surpass existing cellulosic-derived biofuel production yields and CI performance scores that biofuel and petroleum refineries can achieve today. They do so by utilizing Comstock’s proprietary pathways and by blending HBO within their existing hydroprocessed, fat-based feedstock streams to cost-effectively meet increasing renewable fuels capacity and accelerating demand for extremely low CI biofuels within the rapidly growing 3 billion gallon annual renewable fuel segment of the 228 billion gallon annual transportation fuel market in the U.S.

The Company projects rapid growth to ultimately provide over 5% hydro-processed fat-based feedstock market representing advanced biofuels produced at more than double the yield of currently approved pathways. Comstock will produce and deliver this new, very low carbon and flexible lignocellulosic feedstock directly to biofuel refining customers through Bioleum™ hubs, where the Company is connecting existing upstream waste wood, Kraft lignin, and forestry residue biomass suppliers to downstream hydro-processing refinery customers. The Company anticipates an announcement regarding the first hub this year.

Extremely Low Caron Intensities and Very High Yields

The Company’s Cellulosic Ethanol and HBO yields have been successfully verified at the Company’s demonstration facilities, confirming process yields of more than 100 GGE, with validated carbon intensity scores at or below 16 for Cellulosic Ethanol and 15 for HBO. To put this into perspective, Comstock Fuels’ yields of over 100 GGE exceeds the U.S. Department of Energy’s production goals of less than 75 GGE per tonne, most recently published in the department’s “2019 R&D State of Technology” report. The Company is currently working with leading biofuel refiners who confirm that 100 GGE is an exceptional commercial milestone and economically beneficial, but it is the CI scores that significantly reduce the carbon footprint of their overall fuel portfolios.

“This achievement significantly raises the bar for cellulosic fuel yields while meaningfully enhancing diversity of feedstocks for producers today,” said Corrado De Gasperis, Comstock’s Executive Chairman and Chief Executive Officer. “What’s truly groundbreaking is that leading refiners are confirming that this magnitude of decarbonization coupled with such high yields is a major competitive differentiator. We look forward to sharing these new supply chain announcements in the near future and to continuing the advancements in our yields and CI scores as they are achieved.”

Carbon intensity modeling is conducted using a custom implementation of the GREET model developed by the Company in conjunction with the Company’s third-party engineering consultants. This model, compliant with regulatory requirements, determines the carbon intensity scores of Comstock’s pathways based on the Greenhouse Gases, Regulation Emissions, and Energy Use in Technologies (GREET) Model, the system of carbon lifecycle measurement established by Argonne National Laboratory and readily recognized by the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy, and by the Environmental Protection Agency’s Renewable Fuel Standard program.

About Comstock Inc.

Comstock (NYSE: LODE) commercializes technologies that enable systemic decarbonization and accelerate the energy transition by efficiently converting under-utilized natural resources into renewable energy products, and by leveraging physics based artificial intelligence for more efficient and effective mineral and materials discovery. To learn more, please visit www.comstock.inc.

Comstock Fuels produces proprietary lignocellulosic feedstock made from cellulosic biomass as compliant, drop-in biointermediate blends to diversify fat-based feedstock portfolios for advanced biofuel refineries. To learn more, please visit www.comstockfuels.com. Comstock Fuels is a wholly owned subsidiary of Comstock Inc.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. 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Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.

Contact Information:
For investor inquiries, contact
RB Milestone Group
Tel (203) 487-2759
ir@comstockinc.com

For press inquiries or questions, contact
Zach Spencer
Comstock Inc.
Tel (775) 847-7532
questions@comstockinc.com